--------------------------------------------------------------------------------
SIXTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                                                                November 8, 1996
                                                    Effective:  November 4, 1996

          THIS SIXTH AMENDMENT IS made to the Amended and Restated Loan and Security Agreement (the "LOAN AGREEMENT"), which Amended and Restated Loan and Security Agreement took effect on April 6, 1995 as an amendment and restatement of the December 16, 1994 Loan and Security Agreement made between

          The First National Bank of Boston, a national banking association with offices at 100 Federal Street, Boston, Massachusetts, as agent for the ratable benefit of the "LENDERS" being:

          The First National Bank of Boston;

                                      and

          State Street Bank and Trust Company, a Massachusetts trust company with offices at 225 Franklin Street, Boston, Massachusetts 02110;

                                      and

          Citizens Bank of Massachusetts, a Massachusetts savings bank with offices at 55 Summer Street, Boston, Massachusetts 02110

                                      and

          ACT Manufacturing, Inc., a Massachusetts corporation with its principal executive offices at 108 Forest Avenue, Hudson, Massachusetts 01749 in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                 WITNESSETH:

      O.  AGREEMENT TO AMEND
          ------------------

          Provided each of those "Conditions to Amendment" set forth in Section 2, below, is satisfied on or before November 8, 1996, the Loan Agreement shall be amended, as set forth below, such amendment to take effect as of November 4, 1996.

          SECTION 1-1 of the Loan Agreement (Section Preceding Section 1-1(a) is amended to read as follows:

          The Lenders hereby severally (and not jointly) establish a revolving line of credit (hereinafter, the "REVOLVING CREDIT") in the Borrower's favor pursuant to which each Lender, subject to, and in accordance with, the within Agreement, and acting through the Agent, shall make loans and advances (each, a "REVOLVING CREDIT LOAN") to and for the account of the Borrower as provided herein, in each instance equal to that Lender's Commitment Percentage (defined below) of the Revolving Credit up to the maximum amount of that Lender's Commitment (defined below). The amount of the Revolving Credit shall be determined by the Agent by reference to Availability (as defined below), as determined by the Agent from time to time hereafter. All loans made by the Lenders under this Agreement, and all of the Borrower's other Liabilities (as defined below) to the Lenders under or pursuant to this Agreement, are payable as provided herein.

          SECTION 1-1(D) of the Loan Agreement (Definition of "Loan Cap") is amended to read as follows:

          "LOAN CAP": The following amount between the dates indicated Minus, in each instance, the then aggregate Stated Amount of all L/C's:

              From                  To                     Loan Cap

              September 4, 1996     October 18, 1996       $32,000,000.00


              October 19, 1996      November 3, 1996       $28,000,000.00

              November 4, 1996      February 28, 1997      $33,000,000.00

              March 1, 1997         Termination            $28,000,000.00

--------------------------------------------------------------------------------

          SECTION 1-8 of the Loan Agreement is amended by the deletion of Section (e) thereof.



          ARTICLE 3 (Definitions of "Commitment" and "Commitment Percentage") are amended to read as follows:

"COMMITMENT and COMMITMENT PERCENTAGE": the following amounts and Percentages:

  REVOLVING CREDIT:
  COMMITMENTS AND PERCENTAGE COMMITMENTS
===========================================================================================
  LENDER
                                                                  COMMITMENT PERCENTAGE
                     DOLLAR COMMITMENT TO REVOLVING                    OF REVOLVING
                        CREDIT LOANS ($ MILLIONS)                      CREDIT LOANS
                    =======================================================================
                           Through             March 1, 1997 to
                       February 28, 1997       Termination Date
===========================================================================================
  THE FIRST                  19.8                    16.8                   60%
  NATIONAL
  BANK OF
  BOSTON

  STATE STREET                6.6                     5.6                   20%

  CITIZENS                    6.6                     5.6                   20%
===========================================================================================
  TOTALS......              $33.0                   $28.0                  100%
===========================================================================================

EXHIBIT 9-11 (CAPITAL EXPENDITURE LIMITATION) of the Loan Agreement is amended to read as follows:


       3. CAPITAL EXPENDITURES: The Borrower will not permit its aggregate Capital Expenditures to exceed the following for the periods indicated:

October 30, 1994 to
       September 30, 1995     :      $ 8,750,000.00
October 1, 1995 to
       February 28, 1997      :       15,000,000.00

March 1, 1997 to
       Termination Date       :      The aggregate of (a) plus (b), where:

                                     (a) is  $8,750,000.00

                                     (b) is the greater of zero or:

                                        (i)  $ 15,000,000.00

                                        Minus

                                        (ii) Capital Expenditures for the
                                             period October 1, 1995 to
                                             February 28, 1997.


     0.   CONDITIONS TO EFFECTIVENESS OF AMENDMENT
          ----------------------------------------

     The within Amendment shall be effective if each of the following conditions is satisfied on or before November 8, 1996 and on the date on which such amendment is to take effect, no Suspension Event (as defined in the Loan Agreement) is extant:

         ()     Receipt by the Agent of a Certificate setting forth the text of the resolutions adopted by the Directors of the Borrower authorizing the Borrower's execution of the within Amendment, and attesting to the authority of the persons who executed the within Amendment on behalf of the Borrower.

         (a) Receipt by the Agent of a Certificate, executed by the Borrower's President and its Chief Financial Officer, respectively confirming that no Suspension Event is then extant.

         (b) Receipt by the Agent of an opinion of counsel to the Borrower as to the due execution and effectiveness of the within Amendment (which opinion is subject only to the same qualifications as had been included in the opinion delivered by that counsel at the initial execution of the Loan Agreement).

         (c) Receipt by the Agent of an Amendment Fee of $10,000.00, which fee, the Agent shall distribute to the Lenders in accordance with the terms of the Agency Agreement, as amended, between the Lenders, on the one hand, and the Agent, on the other.

     The Borrower hereby represents that, at the execution of the within Agreement, no Suspension Event has occurred.

     Except as amended hereby, or by the First, Second, Third, Fourth, and Fifth Amendments to the Loan Agreement, all terms and conditions of the Loan Agreement shall remain in full force and effect.


                                         ACT MANUFACTURING, INC.
                                                   (The "BORROWER")

                                         By:  /s/ Douglass C. Greenlaw
                                         Its:  Chief Financial Officer

THE FIRST NATIONAL BANK OF BOSTON
                ("AGENT")

By: /s/ George M. Mandt
Its: Director

                                 The "LENDERS"

THE FIRST NATIONAL BANK                             STATE STREET BANK
OF BOSTON                                           AND TRUST COMPANY

By:  /s/ George M. Mandt                            By:  /s/ F. Andrew Beise
Its:  Director                                      Its:  Vice President


CITIZENS BANK OF MASSACHUSETTS

By:  /s/ Anne Forbes Van Nest
Its:  Vice President